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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 October 4, 2002
                                 ---------------
                                (Date of report)


                                  TREZAC CORP.
             (Exact Name of Registrant as Specified in its Charter)

                             MarketCentral.Net Corp.
                           (Former Name of Registrant)

         Texas                      000-25891                     76-0270330
(State of Incorporation)     (Commission File Number)          (IRS Employer ID)


                              20500 Meeting Street
                            Boca Raton, Florida 33434
                    (Address of principle executive offices)


                                  561-558-0038
              (Registrant's telephone number, including area code)

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ITEM 4.1

CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT - WEINBERG & COMPANY, P.A.

On August 22, 2002, Trezac Corp. (the "Company") engaged Weinberg & Company, PA ("Weinberg"), as its independent public accountants. The Company did not previously consult with Weinberg regarding any matter, including but not limited to:

         o the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or

         o any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-B).


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                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                          TREZAC CORP.
                                                          (Registrant)


                                                          /s/ Paul Taylor
                                                          ---------------
                                                          By:  Paul Taylor
                                                               President